UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2026

ZEVIA PBC
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40630	86-2862492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15821 Ventura Blvd., Suite 145, Encino, CA		91436
(Address of Principal Executive Offices)		(Zip Code)

(424) 343-2654
(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ZVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.
On May 15, 2026, Zevia LLC (the “Company”), a direct subsidiary of Zevia PBC, entered into a First Amendment to Loan and Security Agreement (the “First Amendment”), by and among the Company, as borrower, the lenders party thereto and Bank of America, N.A., as agent (the “Agent”) and as sole lead arranger and sole bookrunner.  The First Amendment amends that certain Loan and Security Agreement, dated as of February 22, 2022 (the “Secured Revolving Line of Credit”), by and among the Company, the lenders from time to time party thereto and the Agent.

The First Amendment provides for, among other things, (i) an extension to the maturity date of the Secured Revolving Line of Credit to February 22, 2030, (ii) a reduction of the credit spread adjustment applicable to the Term Secured Overnight Financing Rate margin to 0.10% and (iii) certain changes to applicable financial covenants.

Under the Secured Revolving Line of Credit, the Company must satisfy the following financial covenants: (i) until the Company has achieved a fixed charge coverage ratio of at least 1.00 to 1.00 for two consecutive fiscal quarters (or six consecutive months, as applicable), a minimum liquidity requirement of at least $7,000,000, at all times, and (ii) a minimum fixed charge coverage ratio of 1.00 to 1.00 as of the last day of any 12 month period following the occurrence of certain events of default that are continuing or any day on which availability under the Secured Revolving Line of Credit is less than the greater of $3 million and 17.5% of the borrowing base, and must again satisfy such financial covenant as of the last day of each 12 month period thereafter until such time as there are no events of default and availability has been above such threshold for 30 consecutive days.

The foregoing description of the First Amendment is only a summary and is qualified in its entirety by reference to the full text of the First Amendment, which will be filed as an exhibit to Zevia PBC’s Form 10-Q for the quarterly period ended June 30, 2026.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZEVIA PBC

Date: May 18, 2026	/s/ STEVEN M. STAES
	Name:	Steven M. Staes
	Title:	General Counsel and VP People

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